Filed pursuant to Rule 497(e)
Registration Nos. 333-132400/811-21866
HIGHLAND HIGH INCOME FUND
HIGHLAND INCOME FUND
Supplement dated April 1, 2008
To Class A and C Shares Prospectus and Class Z Shares Prospectus
each dated December 31, 2007
Management—Portfolio Managers
The subsection “Management of the Funds—Portfolio Managers” is amended and restated as follows:
     Each Fund’s portfolio is jointly managed by Brad Borud and Chet Paipanandiker. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Funds.
     Brad Borud. Mr. Borud is a Partner, Senior Trader and Chief Investment Officer—Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
     Chet Paipanandiker. Mr. Paipanandiker is a Portfolio Manager at Highland. Prior to joining Highland in 2002, Mr. Paipanandiker worked as an analyst at Enron analyzing and trading high-yield and distressed debt within the chemical sector. Mr. Paipanandiker originally joined Enron in 1999 and evaluated and modeled private investments for Enron’s Pulp and Paper group. He received a BBA in 1999 from the University of Texas at Austin where he graduated magna cum laude, with concentrations in the Business Honors Program and Mechanical Engineering.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

HIGHLAND HIGH INCOME FUND
HIGHLAND INCOME FUND
Supplement dated April 1, 2008
To Class A, C and Z Shares Statement of Additional Information
dated December 31, 2007
Information Regarding Portfolio Managers
The first paragraph of the section “Information Regarding Portfolio Managers” on page 13 of the Statement of Additional Information is amended and restated as follows:
     The portfolio managers of each Fund are Brad Borud and Chet Paipanandiker. The following tables provide information about the funds and accounts, other than the Funds, for which the portfolio managers are primarily responsible for the day-to-day portfolio management. This information is provided for Brad Borud as of February 29, 2008 and for Chet Paipanandiker as of August 31, 2007.
The following table is inserted in the section “Information Regarding Portfolio Managers” and replaces the fund table for James D. Dondero on page 13 of the Statement of Additional Information:
     As of February 29, 2008, Brad Borud managed the following client accounts:

			Total Number of	Total Assets
	Total		Accounts Managed	Managed with
	Number of	Total Assets	with Performance	Performance-Based
	Accounts	Managed	-Based Advisory	Advisory Fee
Type of Accounts	Managed	(millions)	Fee	(millions)
Registered Investment Companies:	—	—	—	—
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
The first paragraph of the subsection “Information Regarding Portfolio Managers—Ownership of Securities” on page 14 of the Statement of Additional Information is amended and restated as follows:
     Ownership of Securities. The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager. This information is provided for Brad Borud as of February 29, 2008 and for Chet Paipanandiker as of August 31, 2007.
The following information is inserted in the subsection “Information Regarding Portfolio Managers—Ownership of Securities” and replaces the information for James D. Dondero in the table on page 14 of the Statement of Additional Information:

	Dollar Range of High Income Fund	Dollar Range of Income Fund Equity
	Equity Securities Beneficially Owned	Securities Beneficially Owned by
Name of Portfolio Manager	by Portfolio Manager	Portfolio Manager
Brad Borud	None	None
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE